UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2020

BERKSHIRE HILLS BANCORP INC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601, ext. 133773

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 14, 2020, the 2020 Annual Meeting of Shareholders of Berkshire Hills Bancorp, Inc. (the “Company”) was duly held as a virtual meeting, at www.virtualshareholdermeeting.com/BHLB2020, at 3:00 p.m., Eastern time (the “2020 Annual Meeting”).  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 3, 2020, as amended on April 30, 2020.

At the Annual Meeting, 44,324,243 shares of the Company’s common stock were present or represented by proxy, constituting a quorum of the 50,201,987 outstanding shares eligible to vote for the transaction of business. All proposals were approved and the final results of the shareholder votes are shown below. There was no other business transacted at the Annual Meeting.

Proposal 1 – Election of Directors

The shareholders elected each nominee to serve as a director for a term of one year.
	For	Withheld	Broker-Non Votes
Baye Adofo-Wilson	36,974,087	334,219	7,015,937
Rheo A. Brouillard	36,377,227	931,079	7,015,937
David M. Brunelle	36,771,995	536,311	7,015,937
Robert M. Curley	36,087,913	1,220,393	7,015,937
John B. Davies	35,713,347	1,594,959	7,015,937
J. Williar Dunlaevy	36,743,774	564,532	7,015,937
William H. Hughes III	36,900,550	407,756	7,015,937
Cornelius D. Mahoney	36,153,176	1,155,130	7,015,937
Richard M. Marotta	36,558,235	750,071	7,015,937
Sylvia Maxfield	36,894,303	414,003	7,015,937
Laurie Norton Moffatt	36,961,377	346,929	7,015,937
Jonathan I. Shulman	36,888,865	419,441	7,015,937
D. Jeffrey Templeton	36,239,047	1,069,259	7,015,937

Proposal 2 – A non-binding proposal to give advisory approval of the Company’s executive compensation as described in the proxy statement

The shareholders gave advisory approval of the compensation of the named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker-Non Votes
35,710,907	1,483,856	113,543	7,015,937

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

For	Against	Abstain
43,942,465	278,578	103,200

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 15, 2020	By:	BERKSHIRE HILLS BANCORP, INC. /s/ Wm. Gordon Prescott
Wm. Gordon Prescott Executive Vice President and General Counsel